 1172120  1963086  8614264  217217217  242205203  To Acquire  September 18, 2019    Transaction Announcement

 Legal Disclosures  Forward-Looking StatementsThis investor presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act, relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of Citizens Financial Service, Inc. (“Citizens”) and MidCoast Community Bancorp, Inc. (“MidCoast”). Forward-looking statements are typically identified by words such as "believe", "plan", "expect", "anticipate", "intend", "outlook", "estimate", "forecast", "will", "should", "project", "goal", and other similar words and expressions. These forward-looking statements involve certain risks and uncertainties. In addition to factors previously disclosed in Citizens’ reports filed with the Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this press release, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by MidCoast’s shareholders eligible to vote on the proposed merger, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the respective businesses of Citizens and MidCoast or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Citizens’ products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Citizens and MidCoast undertake no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this press release. Additional Information About the Proposed Merger and Where to Find ItCitizens will file a registration statement with the SEC under the Securities Act of 1933, as amended, which will include a proxy statement/prospectus and other relevant documents in connection with the proposed merger. MIDCOAST STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO IT, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.The proxy statement/prospectus (when it becomes available) and any other documents Citizens has filed and will file with the SEC may be obtained free of charge at the SEC's website (www.sec.gov). In addition, copies of the documents Citizens has filed or will file with the SEC may be obtained free of charge by contacting Randall E. Black, Citizens Financial Services, Inc., 15 South Main Street, Mansfield, PA 16933. No Offer or Solicitation This investor presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. The shares of common stock of Citizens are not savings or deposit accounts and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

 Likeminded Institutions Coming Together  Community-Focused Institution      Attentive to Customers      Disciplined Lending Practices      Entrepreneur Sales Culture      Preferred Community Bank in its Markets      Serving the Local Business Community      Employer of Choice

 Note: Data as of 6/30/2019Source: S&P Global Market Intelligence   Headquarters:  Mansfield, PA  Executive Management:  Randy Black (CEO)Mick Jones (CFO)  Offices:  28 Branches  Employees:  257 Full Time Employees  Assets:  $1.45 billion  Loans/Deposits (%):  92.9%  LTM ROAA (%):  1.28%  LTM ROAE (%):  12.73%  LTM Efficiency Ratio (%):  55.72%  LTM NIM (%):  3.68%  NPAs/Assets (%):  1.64%  Reserves/Loans (%):  1.21%  Company Overviews   Headquarters:  Wilmington, DE  Executive Management:  Eric G. Hoerner (CEO)Bill Lattanzio (CBO)  Offices:  3 branches  Employees:  40 Full Time Employees  Assets:  $268.5 million  Loans/Deposits (%):  108.6%  YTD ROAA (%):  0.22%  YTD ROAE (%):  2.26%  YTD Efficiency Ratio (%):  81.01%  YTD NIM (%):  2.98%  NPAs/Assets (%):  0.17%  Reserves/Loans (%):  0.91%

Transaction Terms

Transaction	▪ Citizens Financial Services, Inc. ("*CZFS*") will acquire 100% of MidCoast Community Bancorp, Inc.'s ("*MDCT*") outstanding common stock
Consideration Mix	▪ 75% stock / 25% cash ▪ Subject to shareholder election
Per Share Consideration(1)	▪ $6.50 total cash or stock consideration per share of MDCT common stock(1) • $6.50 in cash consideration per share of MDCT common stock; or • 0.1065 shares of CZFS common stock per share (the "*Exchange Ratio*")
Aggregate Consideration	▪ $31.0 million at announcement(1)
Price Protection	▪ Fixed exchange ratio ▪ 20% double trigger downside price protection
Announcement Metrics	▪ Price to tangible equity of 122% ▪ Price/2020 Earnings (+ Estimated Cost Savings) of 11.1x ▪ Premium to core deposits(2) of 3.7%
Personnel	▪ Five commercial relationship managers with over 150 years of combined experience have signed employment agreements with CZFS
Approvals & Close	▪ MDCT shareholder approval ▪ Will seek customary approvals from PA, DE and the Federal Reserve ▪ Expected closing in the 1st quarter of 2020

(1) Based upon a $61.00 price for CZFS common stock
(2) Core deposits defined as total deposits less time deposits > $100k
Source: S&P Global Market Intelligence

CITIZENS FINANCIAL SERVICES INCORPORATED 5

Transaction Rationale

Strategic Rationale	▪ Creation of a multi-regional, dynamic franchise with strong financial performance in attractive markets
	  ▪ Largest OTC listed bank in the PA, NJ, DE & MD combined market
	  ▪ One of the Top 25 banks by asset size in the PA & DE combined market
	▪ Continuation of acquisitive growth – acquired First National Bank of Fredericksburg in December 2015; acquired 1 S&T branch in December 2017
	▪ Strategic geographic expansion into affluent regions with favorable demographics, while also increasing southeastern PA presence

Financially Attractive	▪ Immediately accretive to earnings at close ▪ Immediately accretive to tangible book value at close ▪ Immediate payback period ▪ > 15% internal rate of return exceeds internal thresholds ▪ Reasonable cost savings (32%) projected to be achievable via operating synergies ▪ Pricing in line with other recent transactions for banks similar in size, performance and geography

Well-Positioned Franchise	▪ Opportunity to expand relationships with MidCoast customers
	  ▪ Stronger balance sheet and capital base to support increased borrowing needs
	  ▪ Broader array of products and services offered
	▪ Continuity of key MidCoast management and personnel will ease integration and keep expertise of local markets within the company
	• Larger pro forma company can lead to further benefits of scale, additional growth opportunities and improved efficiency
	• Ideally positioned to become consolidator of choice in PA and adjacent markets

(1) Based upon a $61.00 price for CZFS common stock
(2) Core deposits defined as total deposits less time deposits > $100k
Source: S&P Global Market Intelligence

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 Source: S&P Global Market Intelligence   Strengthening an Attractive Footprint   MDCT LocationsCZFS Locations

Market Overview – Metro Wilmington

Overview of Wilmington

- Most populous city in Delaware
- Population of approximately 71,000 people
- Located within major Northeast Corridor
- Part of the Philadelphia-Camden-Wilmington, PA-NJ-DE-MD MSA

Key Economic Drivers

- Higher concentration in Finance and Science sectors than rest of MSA
- Top location for Fortune 500 companies to incorporate
- Education attainment in population higher than the national average
- Largest deposit market in Delaware

Top Employers

- State of Delaware[1] (13,200 employees)
- Christiana Care Health Services (10,000 employees)
- DuPont (8,100 employees)
- Bank of America (7,600 employees)
- AstraZeneca Inc., Wal-Mart Stores, Inc., University of Delaware

Fortune 500 Presence

DuPont

Walmart

Walgreens

Higher Education

University of Delaware

Delaware Technical Community College

Wilmington University

Demographics



8.9%
5.6%
8.8%
1.5%
4.7%
0.6%
4.7%
4.0%
4.7%
Proj. 2023 HHI Growth (%)
Proj. 2023 Pop. Growth (%)
Unemployment Rate (%)
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD
Delaware
Pennsylvania

(1): Excludes educational jobs

Source: S&P Global Market Intelligence, Data USA, City of Wilmington, World Population

CITIZENS FINANCIAL SERVICES INCORPORATED 8

 Note: Bank level regulatory data shown; data as of June 30, 2019Source: S&P Global Market Intelligence; Company-provided documents  Attractive Pro Forma Business Mix    CZFS    MDCT    Pro Forma     Loans    Deposits

Key Transaction Impacts[1]

Top Tier Consolidated Impact	
Estimated EPS Accretion	>3%
TBV Payback Period[2]	Immediate
Internal Rate of Return	>15%
Pro Forma TCE/TA (At Close)	> 8.0%
Pro Forma Leverage (At Close)	> 8.5%
Pro Forma Tier 1 RBC (At Close)	> 10.0%
Pro Forma TRBC (At Close)	> 12.0%

Bank Level Impact	
Pro Forma Loans/Deposits	95%
Pro Forma CRE Concentration (At Close)	161%

(1) Estimated impacts provided solely for illustrative purposes
(2) Tangible book value payback period calculated using the crossover method; inclusive of all one-time related transaction expenses
Source: S&P Global Market Intelligence; Company-provided documents

CITIZENS FINANCIAL SERVICES INCORPORATED

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Prudently Structured Transaction

- **Experience successfully executing and integrating strategic initiatives including acquisitions**
  - Current CZFS management has experience successfully leading M&A transactions in recent history *(acquired First National Bank of Fredericksburg in December 2015; acquired 1 S&T branch in December 2017)*
  - Increases likelihood of a smooth integration process for employees and customers

- **Extensive credit review & prudent fair value adjustments**
  - Reviewed loans in all product lines
  - Utilized 3rd party loan review

- **Comprehensive operational due diligence performed**
  - Detailed review of business plans, budgets, credit processes, among other aspects of the business
  - In-depth evaluation of personnel at both companies to build the most efficient team for the combined entity

- **Pro forma capital ratios are expected to meet regulatory guidelines for "well-capitalized"**

- **Robust revenue enhancements and synergies are identified but not included in the model**

CITIZENS FINANCIAL SERVICES INCORPORATED 11

* Include pro forma impact of acquisition of MidCoastSource: S&P Global Market Intelligence   Building Upon a Proven Track Record   Total Asset Growth Since 2000 ($000)

   * 2Q2019 data annualized for EPS and dividendSource: S&P Global Market Intelligence   Building Shareholder Value  TBV/Share & EPS Growth    Dividend History  Annual Dividend/Share  Stock Dividend  1.0%  1.0%  5.0%  1.0%  1.0%  5.0%  1.0%

 YTD Stock Performance   3-Year Stock Performance   Leadership’s Track Record of Shareholder Value Creation  Note: Market data as of market close on September 16, 2019Note: Total return assumes dividend reinvestment Source: S&P Global Market Intelligence   Stock Price Under Current Management  Current Management Took Leadership Roles 1H’2004  Total Return Under Current Leadership: 438%  5-Year Stock Performance   YTD Total Return: 8%  3 Year Total Return: 37%  5 Year Total Return: 40%